UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.

TICKER: TANDX

Annual Shareholder Report

June 30, 2025

This annual shareholder report contains important information about Castle Tandem Fund (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at https://www.castleim.com/tandx/literature/. You can also request this information by contacting us at 1-877-743-7820.

This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Castle Tandem Fund	$122	1.14%
Management's Discussion of Fund Performance

For the fiscal year ended June 30, 2025, the Fund returned 13.68% while its benchmark, the S&P 500® Index (the "S&P®"), advanced 15.16%. The Fund performed particularly well during the first quarter of 2025, moving up 5.09% while the S&P® lost 4.27%. This divergence was primarily driven by the types of stocks that the Fund owns -- dividend growers - that outperformed during a volatile quarter for the broad stock market. For the fiscal year, our holdings in Intercontinental Exchange, Visa, and Amphenol were strong contributors to the Fund's performance. Comcast Corporation and Becton Dickinson & Co. were detractors from the Fund's performance for the fiscal year.

How did the Fund perform since Inception?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns
	One Year	Five Years	Inception(A) (03/15/2019)
Castle Tandem Fund	13.68%	8.72%	9.26%
S&P 500® Index	15.16%	16.64%	15.17%

Fund Statistics
Net Assets ($)	$34,621,753
Number of Portfolio Holdings	38
Portfolio Turnover Rate (%)	17%
Total Advisory Fees Paid ($)	$316,202

What did the Fund invest in?
Top Ten Holdings (% of net assets)

Intercontinental Exchange, Inc.	4.13%
Visa Inc. - Class A	4.10%
Abbott Laboratories	3.69%
Amphenol Corporation - Class A	3.65%
United States Treasury 0.00% Due 07/01/2025	3.61%
United States Treasury 4.22% Due 07/08/2025	3.61%
United States Treasury 4.23% Due 07/15/2025	3.60%
United States Treasury 4.23% Due 07/22/2025	3.60%
Goldman Sachs Financial Square Government Fund Institutional Class	3.60%
ResMed, Inc.	3.58%
Sectors (% of net assets)

*	Net Assets represents cash equivalents and liabilities in excess of other assets.

1

Material Fund Changes

Effective April 10, 2025, the Fund's "Institutional Shares" class is renamed as the "No-Load Shares" class. Therefore, all references to "Institutional Shares" in the Fund's prospectus and SAI is hereby replaced with "No-Load Shares." In addition, effective April 10, 2025, the Adviser has contractually agreed to waive Services Agreement fees by 0.58% of its average daily net assets through October 31, 2026. The Services Agreement fee waiver will automatically terminate on October 31, 2026 unless it is renewed by the Adviser. The Adviser may not terminate the fee waiver before October 31, 2026. The waiver may be terminated by the Board of Trustees.

Availability of Additional Information about the Fund

Additional information is available at https://www.castleim.com/tandx/literature/, including its:

· Prospectus

· Holdings

· Financial Information

· Proxy Voting information

· Updated Performance

Important Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-877-743-7820 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

2

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that John W. Czechowicz is an audit comittee financial expert. Mr. Czechowicz is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 6/30/2025	FYE 6/30/2024
Audit Fees	$12,800	$13,000
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,500
All Other Fees	$0	$500

Nature of Tax Fees: includes fees for services performed with respect to tax compliance.
All Other Fees: Review of Semi-Annual Financials and Form N-CSR.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted preapproval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees		FYE 6/30/2025	FYE 6/30/2024
Registrant		$3,500	$4,000
Registrant’s Investment Adviser		$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

Castle Tandem Fund
		Schedule of Investments
	June 30, 2025
Shares / Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS

Arrangement of Transportation of Freight & Cargo
3,500	Expeditors International of Washington, Inc.	$ 399,875	1.16%

Cable & Other Pay Television Services
21,900	Comcast Corporation - Class A	781,611	2.26%

Canned, Fruits, Vegetables, Preserves, Jams & Jellies
2,800	The J.M. Smucker Company	274,960	0.79%

Electric Services
13,000	NextEra Energy Inc.	902,460	2.61%

Electronic Connectors
12,800	Amphenol Corporation - Class A	1,264,000	3.65%

Industrial Instruments For Measurement, Display, and Control
900	Roper Technologies, Inc.	510,156	1.47%

Insurance Agents, Brokers & Services
7,400	Brown & Brown, Inc.	820,438	2.37%

Orthopedic, Prosthetic & Surgical Appliances & Supplies
4,300	Steris PLC (Ireland)	1,032,946	2.98%

Pharmaceutical Preparations
9,400	Abbott Laboratories	1,278,494
2,700	Johnson & Johnson	412,425
7,600	Zoetis Inc. - Class A	1,185,220
		2,876,139	8.31%

Refuse Systems
2,300	Republic Services, Inc.	567,203
3,600	Waste Connections, Inc. (Canada)	672,192
		1,239,395	3.58%

Retail - Variety Stores
500	Costco Wholesale Corporation	494,970	1.43%

Security & Commodity Brokers, Dealers, Exchanges & Services
7,800	Intercontinental Exchange, Inc.	1,431,066	4.13%

Security Brokers, Dealers & Flotation Companies
650	BlackRock, Inc.	682,013	1.97%

Services - Business Services, NEC
3,600	Accenture PLC - Class A (Ireland)	1,076,004
1,900	Mastercard Incorporated - Class A	1,067,686
4,000	Visa Inc. - Class A	1,420,200
		3,563,890	10.29%

Services - Computer Integrated Systems Design
6,300	Jack Henry & Associates, Inc.	1,135,071	3.28%

Services - Computer Processing & Data Preparation
2,100	Automatic Data Processing, Inc.	647,640
1,600	Verisk Analytics, Inc.	498,400
		1,146,040	3.31%

Services - Computer Programming, Data Processing, Etc.
1,900	FactSet Research Systems, Inc.	849,832	2.46%

Services - Management Consulting Services
24,500	Genpact Limited (Bermuda)	1,078,245	3.11%

Services - Prepackaged Software
2,200	Microsoft Corporation	1,094,302	3.16%

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics
7,000	Church & Dwight Co.	672,770	1.94%

Surgical & Medical Instruments & Apparatus
2,700	Becton, Dickinson and Company	465,075
4,800	ResMed, Inc.	1,238,400
2,600	Stryker Corporation	1,028,638
		2,732,113	7.89%

Water Supply
18,800	Essential Utilities, Inc.	698,232	2.02%

Total for Common Stocks (Cost - $17,008,975)		25,680,524	74.17%

REAL ESTATE INVESTMENT TRUSTS
13,300	Terreno Realty Corporation	745,731	2.16%
	(Cost - $719,153)

GOVERNMENT SECURITIES
$ 1,250,000	United States Treasury 0.00% Due 07/01/2025 * **	1,250,000
1,250,000	United States Treasury 4.22% Due 07/08/2025 * **	1,248,990
1,250,000	United States Treasury 4.23% Due 07/15/2025 * **	1,247,973
1,250,000	United States Treasury 4.23% Due 07/22/2025 * **	1,246,969
1,000,000	United States Treasury 4.23% Due 07/29/2025 * **	996,767
1,000,000	United States Treasury 4.34% Due 08/05/2025 * **	995,859
	(Cost - $6,986,272)	6,986,558	20.18%

MONEY MARKET FUNDS
1,246,333	Goldman Sachs Financial Square Government Fund
	Institutional Class 4.22% ***	1,246,333	3.60%
	(Cost - $1,246,333)

	Total Investments	34,659,146	100.11%
	(Cost - $25,960,733)

	Liabilities in Excess of Other Assets	(37,393)	-0.11%

	Net Assets	$ 34,621,753	100.00%

* Zero coupon bond. Coupon rate disclosed represents yield at June 30, 2025.
** Level 2 Security.
*** The Yield shown represents the 7-day yield at June 30, 2025.
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Castle Tandem Fund

Statement of Assets and Liabilities
June 30, 2025

Assets:
Investments at Fair Value	$ 34,659,146
(Cost - $25,960,733)
Receivables:
Dividends	19,918
Shareholder Purchases	91,840
Total Assets	34,770,904
Liabilities:
Payable for Shareholder Redemptions	148
Payable for Securities Purchased	121,045
Accrued Advisory Fees	27,958
Total Liabilities	149,151
Net Assets	$ 34,621,753

Net Assets Consist of:
Paid In Capital	$ 24,305,175
Total Distributable Earnings	10,316,578
Net Assets, for 903,020 Shares Outstanding	$ 34,621,753
(Unlimited shares authorized)
Net Asset Value, Offering and Redemption Price Per Share
($34,621,753/903,020 shares)	$ 38.34

Statement of Operations
For the fiscal year ended June 30, 2025

Investment Income:
Dividends (Net of foreign withholding tax of $664)	$ 448,514
Interest	185,793
Total Investment Income	634,307
Expenses:
Advisory Fees	316,202
Service Fees	183,397
Excise Taxes	573
Total Expenses	500,172
Less: Expenses Waived	(139,650)
Net Expenses	360,522

Net Investment Income	273,785

Realized and Unrealized Gain on Investments
Realized Gain on Investments	1,587,508
Net Change in Unrealized Appreciation on Investments	2,189,940
Net Realized and Unrealized Gain on Investments	3,777,448

Net Increase in Net Assets from Operations	$ 4,051,233

The accompanying notes are an integral part of these financial statements.

Castle Tandem Fund

Statements of Changes in Net Assets
	7/1/2024	7/1/2023
	to	to
	6/30/2025	6/30/2024
From Operations:
Net Investment Income	$ 273,785	$ 329,631
Net Realized Gain on Investments	1,587,508	740,585
Change in Net Unrealized Appreciation	2,189,940	469,014
Increase in Net Assets from Operations	4,051,233	1,539,230

From Distributions to Shareholders:	(1,092,216)	(717,106)

From Capital Share Transactions:
Proceeds From Sale of Shares	11,058,709	8,156,281
Shares Issued on Reinvestment of Dividends	918,153	545,654
Cost of Shares Redeemed	(11,446,529)	(13,561,556)
Net Increase/(Decrease) from Shareholder Activity	530,333	(4,859,621)

Net Increase/(Decrease) in Net Assets	3,489,350	(4,037,497)

Net Assets at Beginning of Year	31,132,403	35,169,900
Net Assets at End of Year	$ 34,621,753	$ 31,132,403

Share Transactions:
Issued	295,488	236,853
Reinvested	25,349	15,890
Redeemed	(308,024)	(396,510)
Net Increase/(Decrease) in Shares	12,813	(143,767)
Shares Outstanding Beginning of Year	890,207	1,033,974
Shares Outstanding End of Year	903,020	890,207

The accompanying notes are an integral part of these financial statements.

Castle Tandem Fund

Financial Highlights
Selected data for a share outstanding throughout each year:	7/1/2024	7/1/2023	7/1/2022	7/1/2021	7/1/2020
	to	to	to	to	to
	6/30/2025	6/30/2024	6/30/2023	6/30/2022	6/30/2021
Net Asset Value -
Beginning of Year	$ 34.97	$ 34.01	$ 31.42	$ 34.03	$ 28.62
Net Investment Income (a)	0.32	0.33	0.26	0.07	0.11
Net Gain/(Loss) on Securities (b)
(Realized and Unrealized)	4.39	1.36	2.98	(1.04)	5.40
Total from Investment Operations	4.71	1.69	3.24	(0.97)	5.51

Distributions (From Net Investment Income)	(0.37)	(0.33)	(0.17)	(0.07)	(0.08)
Distributions (From Realized Capital Gains)	(0.97)	(0.40)	(0.48)	(1.57)	(0.02)
Total Distributions	(1.34)	(0.73)	(0.65)	(1.64)	(0.10)

Net Asset Value -
End of Year	$ 38.34	$ 34.97	$ 34.01	$ 31.42	$ 34.03
Total Return (c)	13.68%	5.00%	10.35%	(3.31)%	19.30%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 34,622	$ 31,132	$ 35,170	$ 32,688	$ 42,243

Before Waiver
Ratio of Expenses to Average Net Assets	1.58%	1.58%	1.58%	1.58%	1.58%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.42%	0.57%	0.38%	(0.20)%	(0.04)%
After Waiver
Ratio of Expenses to Average Net Assets	1.14%	1.18%	1.18%	1.18%	1.18%
Ratio of Net Investment Income to Average Net Assets	0.87%	0.97%	0.78%	0.20%	0.36%
Portfolio Turnover Rate	16.57%	11.43%	13.64%	25.25%	14.85%

(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions, if any.
The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
CASTLE TANDEM FUND
June 30, 2025

1.) ORGANIZATION
Castle Tandem Fund (the “Fund”) was organized as a diversified series of the PFS Funds (the “Trust”) on March 5, 2019, and commenced operations on March 15, 2019. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, as amended on January 20, 2011 (the “Trust Agreement”). The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of multiple separate and distinct portfolio series the assets and liabilities of which are separate and distinct from the assets and liabilities of the other series portfolios of the Trust. As of June 30, 2025, there were ten series authorized by the Trust. The investment adviser to the Fund is Castle Investment Management, LLC (the “Adviser”) and the sub-adviser to the Fund is Tandem Investment Advisors, Inc. (the “Sub-Adviser”). Significant accounting policies of the Fund are presented below.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the Statement of Operations and the Financial Highlights for the Fund is the information utilized for its day-to-day management. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated based on performance measurements. Due to the significance of oversight and their role, the Founders of the Adviser are deemed to be the Chief Operating Decision Maker.

The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION:
All investments in securities are valued as described in Note 3. The Trust’s Board of Trustees (“Board”) has designated the Adviser as “Valuation Designee” pursuant to Rule 2a-5 under the 1940 Act.

SHARE VALUATION:
The net asset value (the "NAV") is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended June 30, 2025, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER:
The Fund records security transactions based on a trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

VALUATION OF FUND ASSETS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, including real estate investment companies). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Valuation Designee, subject to review of the Board, and are categorized in level 2 or level 3, when appropriate.

Fixed Income Securities. Fixed income securities are valued using prices provided by a pricing service approved by the Board. If the Fund's Valuation Designee determines that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined under the fair value pricing procedures below.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2025:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 25,680,524	$ -	$ -	$ 25,680,524
Real Estate Investment Trusts	745,731	-	-	745,731
Government Securities	-	6,986,558	-	6,986,558
Money Market Funds	1,246,333	-	-	1,246,333
Total	$ 27,672,588	$ 6,986,558	$ -	$ 34,659,146

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended June 30, 2025.

The Fund did not invest in derivative instruments during the fiscal year ended June 30, 2025.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
The Fund entered into an Investment Management Agreement with Castle Investment Management, LLC as the investment adviser of the Fund. Under the terms of the Investment Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Trustees. The Adviser, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Adviser receives an annual investment management fee of 1.00% of the average daily net assets of the Fund. The Sub-Adviser of the Fund has responsibility for providing investment ideas and recommendations for the assets of the Fund, subject to the supervision of the Adviser. As full compensation for all services rendered, including investment ideas and recommendations for the assets of the Fund, the Adviser pays the Sub-Adviser a sub-adviser fee. For the fiscal year ended June 30, 2025, the Adviser received management fees totaling $316,202. At June 30, 2025, the Fund owed $27,958 to the Adviser.

The Fund also has a Services Agreement with the Adviser (the “Services Agreement”), under which the Fund pays the Adviser. Under the Services Agreement, the Adviser shall supervise the Fund’s business affairs and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), underlying fund fees and expenses, and extraordinary or non-recurring expenses. In addition, to the extent not otherwise provided by other parties under agreements with the Trust, the Adviser shall supply: (i) non-investment related statistical and research data; (ii) the services of a Chief Compliance Officer for the Trust with resect to the Fund; and (iii) executive and administrative services. The Adviser shall also assist with and/or supervise the preparation by the Trust’s administrator, transfer agent, and/or auditors of: (i) tax returns; (ii) reports to shareholders of the Fund; (iii) reports to, and filings with, the SEC, state securities commissions and Blue Sky authorities including preliminary and definitive proxy materials and post-effective amendments to the Trust’s registration statement; and (iv) necessary materials for meetings of the Trust’s Board of Trustees. The Adviser shall provide personnel to serve as officers of the Trust if so elected by the Trustees. Executive and administrative services include, but are not limited to, the coordination of all third parties furnishing services to the Fund, review of the books and records of the Fund maintained by such third parties, and the review and submission to the officers of the Fund for their approval, of invoices or other requests for payment of Fund expenses; and such other action with respect to the Fund as may be necessary in the opinion of the Adviser to perform its duties. For its services, the Adviser receives a service fee equal to 0.58% of the average daily net assets of the Fund. For the fiscal year ended June 30, 2025, the Adviser earned service fees of $183,397. At June 30, 2025, the Fund owed the Adviser service fees of $0. Beginning April 10, 2025, the Adviser has contractually agreed to waive Services Agreement fees by 0.58% of its average daily net assets through October 31, 2026. Prior to April 10, 2025, the Adviser contractually agreed to waive Services Agreement fees by 0.40% of its average daily net assets. The Services Agreement fee waiver will automatically terminate on October 31, 2026 unless it is renewed by the Adviser. The Adviser may not terminate the fee waiver before October 31, 2026. There are no recoupment provisions for the waivers described above. A total of $139,650 in service fees was waived for the fiscal year ended June 30, 2025.

5.) RELATED PARTY TRANSACTIONS
Certain officers and a Trustee of the Trust are also officers of Premier Fund Solutions, Inc. (the “Administrator”). These individuals receive benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

For the fiscal year ended June 30, 2025, the Trustees who are not interested persons of the Fund, each received $1,875, for a total of $6,000, except Mr. Allen Brown who retired effective September 6, 2024 and was paid $375. These fees were paid by the Adviser.

The Chief Compliance Officer (“CCO”) of the Fund was paid $6,108 in CCO fees for the fiscal year ended June 30, 2025, by the Adviser.

6.) INVESTMENT TRANSACTIONS
For the fiscal year ended June 30, 2025, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $4,303,103 and $8,028,119, respectively. Purchases and sales of U.S. Government obligations aggregated $60,419,864 and $57,620,000, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2025, Raymond James & Associates Inc., and Charles Schwab. held for the benefit of their customers, in the aggregate, 39.08% and 30.68%, respectively, of Fund shares. The Trust does not know whether the foregoing entity or any of the underlying beneficial holders owned or controlled 25% or more of the voting securities of the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at June 30, 2025 was $25,973,136.

At June 30, 2025, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	Depreciation		Net Appreciation/(Depreciation)
$9,076,481	($390,471)		$8,686,010

The tax character of distributions was as follows:

	Fiscal Year Ended		Fiscal Year Ended
	June 30, 2025		June 30, 2024
Ordinary Income	$ 301,824		$ 324,901
Long-Term Capital Gain	790,392		392,205
	$ 1,092,216		$ 717,106

At June 30, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income			$ 137,963
Undistributed Long-Term Capital Gain			1,492,605
Unrealized Appreciation – Net			8,686,010
			$ 10,316,578

As of June 30, 2025, the primary differences between book and tax basis unrealized appreciation were attributable to the tax deferral of wash sales.

9.) CONTINGENCIES AND COMMITMENTS
The Trust indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Castle Tandem Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Castle Tandem Fund (the “Fund”), a series of PFS Funds, as of June 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more investment companies advised by Castle Investment Management, LLC since 2010.

/s/ Cohen & Company, Ltd.
COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 20, 2025

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

See Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

On March 6, 2025, the Board of Trustees (the “Board” or the “Trustees”) considered the renewal of the Management Agreement between the Trust and Castle Investment Management, LLC (“Castle”) on behalf of the Castle Tandem Fund and the Investment Sub-Advisory Agreement between Castle and Tandem Investment Advisors, Inc. (“Tandem”) on behalf of the Castle Tandem Fund (the “Agreements”). In approving the Agreements, the Board considered and evaluated the following factors: (i) the nature, extent, and quality of the services provided by Castle and Tandem to the Castle Tandem Fund; (ii) the investment performance of the Castle Tandem Fund, Castle, and Tandem; (iii) the cost of the services to be provided and the profits to be realized by Castle and Tandem and their respective affiliates (if any) from the relationship with the Castle Tandem Fund; (iv) the extent to which economies of scale will be realized as the Castle Tandem Fund grows and whether the fee levels reflect these economies of scale to the benefit of its shareholders; and (v) Castle’s and Tandem’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished throughout the year at regular Board meetings, as well as information specifically prepared or presented in connection with the annual renewal process, including information presented at the Meeting. The Board reflected on the presentation by representatives of Castle earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreements, including: (i) reports regarding the services and support provided to the Castle Tandem Fund and its shareholders by Castle and Tandem; (ii) assessments of the investment performance of the Castle Tandem Fund by personnel of Castle; (iii) commentary on the reasons for the performance; (iv) presentations addressing Castle’s and Tandem’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Castle Tandem Fund, Castle, and Tandem; (vi) disclosure information contained in the registration statement of the Trust and the Forms ADV of Castle and Tandem; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreements, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Castle and Tandem, including financial information, a description of personnel and the services provided to the Castle Tandem Fund, information on investment advice, performance, summaries of Castle Tandem Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Castle Tandem Fund; and (iii) benefits to be realized by Castle and Tandem from their relationship with the Castle Tandem Fund. The Board did not identify any information that was most relevant to its consideration to approve the Agreements, and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent, and Quality of the Services Provided by Castle and Tandem

In considering the nature, extent, and quality of the services provided by Castle and Tandem, the Trustees reviewed the responsibilities of Castle and Tandem under the Agreements. The Trustees reviewed the services being provided by Castle and Tandem including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Castle Tandem Fund’s investment objective, strategies and limitations, and regulatory requirements. The Trustees reflected on their discussions with representatives from Castle throughout the past year and earlier in the Meeting. The Trustees considered the coordination of services for the Castle Tandem Fund among Castle and the service providers (including Tandem) and Castle’s interactions with the Independent Trustees; and the efforts of Castle to promote the Castle Tandem Fund and grow its assets. The Trustees noted Castle’s and Tandem’s continuity of, and commitment to retain, qualified personnel and to maintain and enhance its resources and systems and the continued cooperation with the Independent Trustees and Counsel for the Castle Tandem Fund. The Trustees evaluated Castle’s and Tandem’s personnel, including the education and experience of their personnel. After reviewing the foregoing information and further information in the materials provided by Castle and Tandem, the Board concluded that, considering all the facts and circumstances, the nature, extent, and quality of the services provided by Castle and Tandem were satisfactory and adequate for the Castle Tandem Fund.

2. Investment Performance of the Castle Tandem Fund, Castle, and Tandem

In considering the investment performance of the Castle Tandem Fund, Castle, and Tandem, the Trustees compared the performance of the Castle Tandem Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. The Trustees noted that Castle’s only client is the Fund. As to the performance of the Castle Tandem Fund, the Board was provided with a report that included information regarding the performance of the Castle Tandem Fund compared to the Fund’s Morningstar category of US Large Blend Funds and US Large Value Funds (each a “Category”). The Trustees noted that for the 1-, 3- and 5-year periods ended December 31, 2024, the Castle Tandem Fund underperformed its benchmark, the S&P 500, and the average of each Category. After reviewing and discussing the investment performance of the Castle Tandem Fund further, Castle’s and Tandem’s experience managing the Castle Tandem Fund, Tandem’s historical investment performance, and other relevant factors, the Board concluded, considering all the facts and circumstances, that the investment performance of the Castle Tandem Fund, Castle, and Tandem was satisfactory, but noted that it would continue to monitor the Castle Tandem Fund’s performance.

3. Costs of the Services to be Provided and Profits to be Realized by Castle and Tandem

In considering the costs of the services to be provided and profits to be realized by Castle and Tandem from the relationship with the Castle Tandem Fund, the Trustees considered: (1) Castle’s and Tandem’s financial condition and the level of commitment to the Castle Tandem Fund and Castle by the principals of Castle; (2) the asset level of the Castle Tandem Fund; (3) the overall expenses of the Castle Tandem Fund; and (4) the nature and frequency of advisory and sub-advisory fee payments. The Trustees reviewed the information provided by Castle and Tandem regarding their respective profits associated with managing the Castle Tandem Fund. The Trustees also considered potential benefits for Castle and Tandem in managing the Castle Tandem Fund. The Trustees then compared the fees and expenses of the Castle Tandem Fund (including the management fee) to other comparable mutual funds. The Trustees reviewed the fees under the Agreements compared to the Fund’s Morningstar category of US Large Blend Funds (the “Category”) and to a group of funds of similar size, style, and objective, derived from the Category with assets ranging from $15 million to $50 million (the “Peer Group”), noting that the management fee and net expense ratio were above the Category and Peer Group averages. The Trustees also considered the fees charged by Tandem relative to the fees it charged to its other managed accounts, noting that the fees charged to the Castle Tandem Fund were less than the average management fee charged to their other managed accounts. The Trustees noted that, although the management fee is high relative to the Peer Group and Category averages, it was within the range of management fees of the Peer Group and the Category. The Trustees also considered the sub-advisory portion of the fee, noting that it appeared reasonable in light of the services being provided by Tandem. They also acknowledged that Castle is responsible for paying the sub-advisory fee to Tandem. The Trustees recognized that Castle has indicated its intention to continue the fee waiver arrangement as it relates to the Services Agreement with the Castle Tandem Fund for another annual period. The Trustees also considered that under the contractual arrangements with Castle, it was required to pay most of the Castle Tandem Fund’s operating expenses out of its assets. Based on the foregoing, the Board concluded that the fees to be paid to Castle (and in turn Castle’s payment to Tandem) and the profits to be realized, if any, by Castle and Tandem, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Castle and Tandem.

4. Economies of Scale

The Trustees next considered the impact of economies of scale on the Castle Tandem Fund’s size and whether advisory fee levels will reflect those economies of scale for the benefit of the Castle Tandem Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Castle Tandem Fund’s shareholders will experience benefits from the fact that Castle is obligated to pay certain of the Castle Tandem Fund’s operating expenses under a Services Agreement with the Castle Tandem Fund, which has the effect of limiting the overall fees paid by the Castle Tandem Fund. The Trustees also recognized, as noted above, that Castle has indicated its intention to continue the waiver of a portion of its fees under the Services Agreement for an additional annual period. The Trustees also noted that the contractual arrangements with the Trust required that Castle effectively cap the expenses of the Castle Tandem Fund. The Trustees also noted that the fees payable to Tandem were paid from the amounts paid to Castle and not paid directly by Castle Tandem Fund shareholders. In light of its ongoing consideration of the Castle Tandem Fund’s current asset levels, expectations for growth in the Castle Tandem Fund, and fee levels, the Board determined that the Castle Tandem Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Castle and Tandem.

5. Possible Conflicts of Interest and Benefits to Castle and Tandem

In considering Castle and Tandem’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Castle Tandem Fund; the basis of decisions to buy or sell securities for the Castle Tandem Fund; and the substance and administration of Castle’s and Tandem’ respective codes of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to Castle and Tandem’s potential conflicts of interest. The Trustees noted that Castle has no other clients other than the Castle Tandem Fund. The Trustees considered Castle’s role in monitoring Tandem’s compliance with such things as personal trading, brokerage and portfolio transactions, and trade allocations among clients. The Trustees noted that Tandem does not utilize soft dollars. The Trustees discussed the potential benefit of additional public exposure of Castle and Tandem based on marketing that is done for the Castle Tandem Fund. No other potential benefits (other than the management and service fees paid to Castle and sub-advisory fees paid to Tandem) were identified by the Trustees. Based on the foregoing, the Board determined that Castle’s and Tandem’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Next, the Independent Trustees met in executive session along with Counsel to discuss the continuation of the Agreements. The officers of the Trust and others present were excused during this discussion.

After further review and discussion, it was the Trustees’ determination that the best interests of the Castle Tandem Fund’s shareholders were served by the renewal of the Agreements.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/ James Craft
James Craft
President

Date: 8/27/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ James Craft
James Craft
President (Principal Executive Officer)

Date: 8/27/2025

By: /s/ Jeffrey R. Provence
Jeffrey R. Provence
Chief Financial Officer (Principal Financial Officer)

Date: 8/27/2025